RBC FUNDS TRUST

RBC BlueBay High Yield Bond Fund (the “Fund”)

Supplement dated November 1, 2021 to the prospectus (the “Prospectus”) and statement of additional information (the “SAI”) dated January 28, 2021, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective November 1, 2021 (the “Effective Date”), RBC Global Asset Management has aligned the operations of RBC Global Asset Management (U.S.) Inc. (“RBC GAM-U.S.”), the investment adviser to the Funds, and certain of its asset management affiliates. In particular, beginning on the Effective Date, RBC GAM-U.S. and BlueBay Asset Management USA LLC (“BlueBay-U.S.”) have combined their respective U.S. fixed income teams into a single multi-disciplinary team, and have consolidated the businesses’ U.S. legal entity structure, with BlueBay-U.S. merging with and into RBC GAM-U.S.

As a result of the merger of BlueBay-U.S. with and into RBC GAM-U.S., all references in the Prospectus and SAI to BlueBay-U.S. as a current Sub-Advisor to the Fund are hereby deleted in their entirety. RBC GAM-U.S. will remain as the Advisor to the Fund, and BlueBay Asset Management LLP will remain as a Sub-Advisor to the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE